EXHIBIT 23

              CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 10, 1995, included in this Form 10-K into the previously filed Payco
American Corporation Retirement Plan and Trust Registration
Statement No. 33-88132.


                                       ARTHUR ANDERSEN LLP
                                       -------------------
                                       ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin
March 27, 1995